                                                                     Exhibit 4.9

================================================================================

                              4.25% NOTES DUE 2009

                              5.50% NOTES DUE 2014

                             SUPPLEMENTAL INDENTURE

                                    between

                          INTERNATIONAL PAPER COMPANY

                                      and

                              THE BANK OF NEW YORK

                          Dated as of December 15, 2003

================================================================================

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
                                    ARTICLE 1
                                   DEFINITIONS
Section 1.01. Definition Of Terms.............................................4

                                    ARTICLE 2
                    GENERAL TERMS AND CONDITIONS OF THE NOTES

Section 2.01. Designation And Principal Amount................................5
Section 2.02. Maturity........................................................5
Section 2.03. Depositary......................................................5
Section 2.04. Form; Denomination..............................................6
Section 2.05. Legend..........................................................6
Section 2.06. Special Transfer Provisions.....................................6
Section 2.07. Interest........................................................7

                                    ARTICLE 3
                             REDEMPTION OF THE NOTES

Section 3.01. Optional Redemption By Company..................................8
Section 3.02. No Sinking Fund................................................10

                                    ARTICLE 4
                                  MODIFICATION

Section 4.01. Modification Of Indenture And Supplemental Indenture...........10

                                    ARTICLE 5
                                  FORM OF NOTE

Section 5.01. Forms Of Notes.................................................11

                                    ARTICLE 6
                             ORIGINAL ISSUE OF NOTES

Section 6.01. Original Issue Of Notes; Further Issuances.....................29

                                    ARTICLE 7
                                  MISCELLANEOUS

Section 7.01. Ratification Of Indenture......................................29
Section 7.02. Trustee Not Responsible For Recitals...........................29




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
Section 7.03. Governing Law..................................................29
Section 7.04. Separability...................................................29
Section 7.05. Counterparts...................................................30

     SUPPLEMENTAL INDENTURE, dated as of December 15, 2003 (the "Supplemental Indenture"), between International Paper Company, a New York corporation (the "Company"), and The Bank of New York, as trustee (the "Trustee") under the Indenture, dated as of April 12, 1999, between the Company and the Trustee (the "Indenture").

     WHEREAS, the Company executed and delivered the Indenture to the Trustee to provide, among other things, for the future issuance of the Company's unsecured Securities to be issued from time to time in one or more series as might be determined by the Company under the Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered as provided in the Indenture;

     WHEREAS, Section 9.1 of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture;

     WHEREAS, Section 9.1(7) of the Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as provided by Sections 2.1 and
3.1 of the Indenture;

     WHEREAS, the Board of Directors of the Company has duly adopted resolutions authorizing the Company to execute and deliver this Supplemental Indenture;

     WHEREAS, pursuant to the terms of the Indenture, the Company desires to provide for the establishment of two new series of its Securities to be known as its 4.25% Notes due 2009 (the "Notes due 2009") and its 5.50% Notes due 2014 (the "Notes due 2014"; and together with the Notes due 2009, the "Notes"), the form and substance of such Notes and the terms, provisions and conditions thereof to be set forth as provided in the Indenture and this Supplemental Indenture;

     WHEREAS, the Company has requested that the Trustee execute and deliver this Supplemental Indenture and all requirements necessary to make (i) this Supplemental Indenture a valid instrument in accordance with its terms, and (ii) the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been performed, and the execution and delivery of this Supplemental Indenture has been duly authorized in all respects:

     NOW THEREFORE, in consideration of the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the Notes and the terms, provisions and conditions thereof, the Company covenants and agrees with the Trustee as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Section 1.01. Definition Of Terms.

     Unless the context otherwise requires:

     (a) a term defined in the Indenture has the same meaning when used in this Supplemental Indenture unless the definition of such term is amended and supplemented pursuant to this Supplemental Indenture;

     (b) a term defined anywhere in this Supplemental Indenture has the same meaning throughout;

     (c) the singular includes the plural and vice versa;

     (d) a reference to a Section or Article is to a Section or Article in this Supplemental Indenture;

     (e) headings are for convenience or reference only and do not affect interpretation;

     (f) the following terms have the meanings given to them in this Section 1.01(f):

     "Business Day" shall have the meaning set forth in Section 3.01(b).

     "Comparable Treasury Issue" shall have the meaning set forth in Section 3.01(b).

     "Comparable Treasury Price" shall have the meaning set forth in Section 3.01(b).

     "Global Note" shall have the meaning set forth in Section 2.04(a).

     "Independent Investment Banker" shall have the meaning set forth in Section 3.01(b).

     "Notes" shall have the meaning set forth in the recitals above.

     "Notes due 2009" shall have the meaning set forth in the recitals above.


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

     "Notes due 2014" shall have the meaning set forth in the recitals above.

     "Reference Treasury Dealer" shall have the meaning set forth in Section 3.01(b).

     "Reference Treasury Dealer Quotations" shall have the meaning set forth in
Section 3.01(b).

     "Remaining Life" shall have the meaning set forth in Section 3.0l(b).

     "Stated Maturity Date" has the meaning set forth in Section 2.02.

     "Treasury Rate" shall have the meaning set forth in Section 3.01(b).

                                    ARTICLE 2
                    GENERAL TERMS AND CONDITIONS OF THE NOTES

     Section 2.01. Designation And Principal Amount.

     (a) 4.25% Notes due 2009

     There is hereby authorized a series of Securities designated the "4.25% Notes due 2009" initially offered in the aggregate principal amount of $500,000,000, which amount shall be as set forth in any written order of the Company for the authentication and delivery of such Notes pursuant to Section
3.3 of the Indenture.

     (b) 5.50% Notes due 2014

     There is hereby authorized a series of Securities designated the "5.50% Notes due 2014" initially offered in the aggregate principal amount of $500,000,000, which amount shall be as set forth in any written order of the Company for the authentication and delivery of such Notes pursuant to Section
3.3 of the Indenture.

     Section 2.02. Maturity.

     (a) The Notes due 2009 will mature on January 15, 2009, and the Notes due 2014 will mature on January 15, 2014 (each, a "Stated Maturity Date").

     Section 2.03. Depositary. The Depository Trust Company shall be the initial Depositary, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

     Section 2.04. Form; Denomination.

     (a) The Notes due 2009 and the Notes due 2014 shall each be issued initially in the form of one or more permanent Global Notes in registered form, substantially in the form herein below recited (each, a "Global Note" and collectively, the "Global Notes"), deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as herein provided.

     The aggregate principal amount of each Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

     (b) The Notes shall be issuable in denominations provided for in the forms of the Notes recited below. The Notes shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee.

     Section 2.05. Legend. Each Global Note shall bear the following legend on the face thereof:

     UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT,
AND ANY GLOBAL NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

     Section 2.06. Special Transfer Provisions.

     (a) A Global Note may be transferred, in whole but not in part, only to another nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary.

     (b) If at any time the Depositary for a series of Notes notifies the Company that it is unwilling or unable to continue as Depositary or if at any time the Depositary for such series shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, the Company will execute, and, subject to Article 3 of the Indenture, the Trustee, upon written notice from the Company, will authenticate and make available for delivery the Notes of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Note for such series in exchange for the Global Note for such series. In addition, the Company may at any time determine that the Notes of such series shall no longer be represented by a Global Note. In such event the Company will execute, and subject to Section 3.5 of the Indenture, the Trustee, upon receipt of an Officer's Certificate evidencing such determination by the Company, will authenticate and deliver the Notes of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Note for such series in exchange for the Global Note for such series. Upon the exchange of the Global Note for such series for the Notes of such series in definitive registered form without coupons, in authorized denominations, the Global Note for such series shall be cancelled by the Trustee. Such Notes in definitive registered form issued in exchange for the Global Note for such series shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Notes to the Depositary for delivery to the Persons in whose names such Notes are so registered.

     Section 2.07. Interest.

     (a) The Notes due 2009 will bear interest at the rate of 4.25% per annum and the Notes due 2014 will bear interest at the rate of 5.50% per annum (each, a "Coupon Rate") from the original date of issuance until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the applicable Coupon Rate, compounded semi-annually, payable semi-annually in arrears on January 15 and July 15 of each year (each, an "Interest Payment Date") commencing on July 15, 2004, to the Person in whose name such Note or any predecessor Note is registered, at the close of business on the regular record date for such interest installment, which shall be the close of business on the January 1 or July 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date.

     (b) The amount of interest payable for any period less than a full interest period will be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. In the event that any date on which interest is payable on the Notes due 2009 or the Notes due 2014 is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date such payment was originally payable, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

     (c) Accrued interest that is not paid on the applicable Interest Payment Date will bear additional interest on the amount thereof at the applicable Coupon Rate, compounded semi-annually and computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. The amount of additional interest payable for any full interest period will be computed by dividing such Coupon Rate by two.

                                    ARTICLE 3
                             REDEMPTION OF THE NOTES

     Section 3.01. Optional Redemption By Company.

     (a) Subject to the provisions of Section 3.01(b) and to the provisions of
Article XI of the Indenture, except as otherwise may be specified in this Supplemental Indenture, the Company shall have the right to redeem the Notes due 2009 or the Notes due 2014, in whole or in part, at any time or from time to time, at a redemption price (the "Optional Redemption Price") equal to the greater of:

          (i) 100% of the principal amount plus accrued and unpaid interest to the Redemption Date of the series to be redeemed; or

          (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the Redemption Date of the series to be redeemed) discounted to the Redemption Date of the series to be redeemed on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at (A) the Treasury Rate plus 15 basis points for the Notes due 2009 or (B) the Treasury Rate plus 20 basis points for the Notes due 2014, plus, in each case, accrued interest on the principal amount being redeemed to the Redemption Date of the series to be redeemed.

     Any redemption pursuant to the preceding paragraph will be made upon not less than 30 nor more than 60 days' prior notice before the Redemption Date of the series to be redeemed to each Holder of the Notes of the series to be redeemed, at the Optional Redemption Price. If Notes are only partially redeemed pursuant to this Section 3.01(a), the Notes of the series to be redeemed will be redeemed pro rata or by lot or by any other method utilized by the Trustee; provided, that if at the time of redemption the Notes of the series to be redeemed are registered as a Global Note, the Depositary shall determine, in accordance with its procedures, the principal amount of the Notes of the series to be redeemed held by each Holder of such Notes to be redeemed. The Optional Redemption Price shall be paid prior to 12:00 noon, New York time, on the date of such redemption or at such earlier time as the Company determines provided that the Company shall deposit with the Trustee an amount sufficient to pay the Optional Redemption Price by 10:00 a.m., New York time, on the date such Optional Redemption Price is to be paid.

     (b) The following terms have the meanings given to them in this Section 3.01(b).

     "Business Day" means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("Remaining Life") of the applicable series of Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (A) the average of four Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

     "Independent Investment Banker" means an independent investment banking institution of national standing appointed by the Company.

     "Reference Treasury Dealer" means (i) each of Citigroup Global Markets Inc., Credit Suisse First Boston LLC and Deutsche Bank Securities Inc.

and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), we will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealer selected by the Company.

     "Reference Treasury Dealer Quotations" means, with respect to the Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

     "Treasury Rate" means, with respect to any Redemption Date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate shall be calculated on the third Business Day preceding such Redemption Date.

     Section 3.02. No Sinking Fund.

     The Notes are not entitled to the benefit of any sinking fund.

                                    ARTICLE 4
                                  MODIFICATION

     Section 4.01. Modification Of Indenture And Supplemental Indenture.

     Section 9.2 of the Indenture, as it relates to both the Notes due 2009 and the Notes due 2014, is hereby modified so that the reference to "not less than 66-2/3%" shall read "not less than a majority", except that in the case of increasing (or reopening) the principal amount, no consent of Holders will be required.

                                    ARTICLE 5
                                 FORMS OF NOTES

     Section 5.01. Forms Of Notes.

     (a) The Notes due 2009 and the Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the following forms:

                             (FORM OF FACE OF NOTE)

     UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No. 1                                                       CUSIP No.460146 BV 4

                           INTERNATIONAL PAPER COMPANY

                               4.25% NOTE DUE 2009

     INTERNATIONAL PAPER COMPANY, a New York corporation (the "Company," which term includes any successor corporation under the Indenture hereinafter referred
to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on Januray 15, 2009, and to pay interest on said principal sum from the date of original issuance, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on January 15 and July 15 of each year (each such date, an "Interest Payment Date") commencing July 15, 2004, at the rate of 4.25% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded semi-annually. The amount of interest payable for any period less than a full interest period will be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. In the event that any date on which interest is payable on the Notes is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date such payment was originally payable, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the January 1 or July 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of this series of Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.

     Accrued interest that is not paid on the applicable Interest Payment Date will bear additional interest on the amount thereof at the Coupon Rate, compounded semi-annually and computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period.

     This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

     The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this 15th day of December, 2003.

                                        INTERNATIONAL PAPER COMPANY


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Attest:


By:
    ---------------------------------
    Name:
    Title:

                     (FORM OF CERTIFICATE OF AUTHENTICATION)

                          CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated
      --------------------------

The Bank of New York,
as Trustee


                                        By:
                                            ------------------------------------
                                                   Authorized Signatory

                            (FORM OF REVERSE OF NOTE)

     This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the "Notes"), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of April 12,1999, duly executed and delivered between the Company and The Bank of New York as Trustee (the "Trustee"), as supplemented by the 4.25% Notes due 2009 and 5.50% Notes due 2014 Supplemental Indenture dated as of December 15, 2003, between the Company and the Trustee (the Indenture, as so supplemented, the "Indenture"), to which Indenture and all Indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes. By the terms of the Indenture, the Notes are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Notes is initially offered in aggregate principal amount as specified in said Supplemental Indenture.

     The Company shall have the right to redeem this Note at the option of the Company, without premium or penalty, in whole or in part (an "Optional Redemption"), at a redemption price (the "Optional Redemption Price") equal to the greater of:

     (i) 100% of the principal amount plus accrued and unpaid interest to the Redemption Date; or

     (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points plus accrued interest on the principal amount being redeemed to the Redemption Date.

     Any redemption pursuant to the preceding paragraph will be made upon not less than 30 nor more than 60 days prior notice before the Redemption Date to the Holders, at the Optional Redemption Price. If the Notes are only partially redeemed by the Company pursuant to an Optional Redemption, the Notes will be redeemed pro rata or by lot or by any other method utilized by the Trustee; provided that if at the time of redemption the Notes are registered as a Global Note, the Depositary shall determine, in accordance with its procedures, the principal amount of such Notes held by each Holder of Notes to be redeemed.

     In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of any series at the time outstanding affected thereby, on behalf of all of the Holders of the Notes of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in The City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new

Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

     Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

     The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

     All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE NOTES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

                            [FORM OF TRANSFER NOTICE]

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

--------------------------------------------------------------------------------
Please print or typewrite name and address including zip code of assignee

--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing _____________________ attorney to transfer said Note on the books of the Company with full power of substitution in the premises.


By:
    ------------------------

Date:
      ----------------------

                SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

    The following increases or decreases in this Global Note have been made:

                                                                                       Signature of
           Amount of decrease     Amount of increase   Principal Amount of this    authorized signatory
 Date of   in Principal Amount   in Principal Amount     Global Note following         of Trustee or
Exchange   of this Global Note   of this Global Note   such Decrease or increase   Securities Custodian
--------   -------------------   -------------------   -------------------------   --------------------

     (b) The Notes due 2014 and the Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the following forms:

                             (FORM OF FACE OF NOTE)

     UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No. 1                                                      CUSIP No. 460146 BX 0

                           INTERNATIONAL PAPER COMPANY

                               5.50% NOTE DUE 2014

     INTERNATIONAL PAPER COMPANY, a New York corporation (the "Company," which term includes any successor corporation under the Indenture hereinafter referred
to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS ($500,000,000) on January 15, 2014, and to pay interest on said principal sum from the date of original issuance, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually in arrears on January 15 and July 15 of each year (each such date, an "Interest Payment Date") commencing July 15, 2004, at the rate of 5.50% per annum until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded semi-annually. The amount of interest payable for any period less than a full interest period will be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. In the event that any date on which interest is payable on the Notes is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay) with the same force and effect as if made on the date such payment was originally payable, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Note (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the January 1 or July 1 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered Holders of this series of Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts.

     Accrued interest that is not paid on the applicable Interest Payment Date will bear additional interest on the amount thereof at the Coupon Rate, compounded semi-annually and computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period.

     This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

     The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this 15th day of December, 2003.

                                        INTERNATIONAL PAPER COMPANY


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Attest:


By:
    ---------------------------------
    Name:
    Title:

                     (FORM OF CERTIFICATE OF AUTHENTICATION)

                         CERTIFICATE OF AUTHENTICATION

     This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

Dated
      ---------------------

The Bank of New York,
as Trustee


                                        By:
                                            ------------------------------------
                                              Authorized Signatory

                            (FORM OF REVERSE OF NOTE)

     This Note is one of a duly authorized series of Notes of the Company (herein sometimes referred to as the "Notes"), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of April 12,1999, duly executed and delivered between the Company and The Bank of New York as Trustee (the "Trustee"), as supplemented by the 4.25% Notes due 2009 and 5.50% Notes due 2014 Supplemental Indenture dated as of December 15, 2003, between the Company and the Trustee (the Indenture, as so supplemented, the "Indenture"), to which Indenture and all Indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes. By the terms of the Indenture, the Notes are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Notes is initially offered in aggregate principal amount as specified in said Supplemental Indenture.

     The Company shall have the right to redeem this Note at the option of the Company, without premium or penalty, in whole or in part (an "Optional Redemption"), at a redemption price (the "Optional Redemption Price") equal to the greater of:

     (i) 100% of the principal amount plus accrued and unpaid interest to the Redemption Date; or

     (ii) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points plus accrued interest on the principal amount being redeemed to the Redemption Date.

     Any redemption pursuant to the preceding paragraph will be made upon not less than 30 nor more than 60 days prior notice before the Redemption Date to the Holders, at the Optional Redemption Price. If the Notes are only partially redeemed by the Company pursuant to an Optional Redemption, the Notes will be redeemed pro rata or by lot or by any other method utilized by the Trustee; provided that if at the time of redemption the Notes are registered as a Global Note, the Depositary shall determine, in accordance with its procedures, the principal amount of such Notes held by each Holder of Notes to be redeemed.

     In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Notes may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of any series at the time outstanding affected thereby, on behalf of all of the Holders of the Notes of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange therefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in The City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new

Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

     Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

     The Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. This Global Note is exchangeable for Notes in definitive form only under certain limited circumstances set forth in the Indenture. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the Holder surrendering the same.

     All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE INDENTURE AND THE NOTES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

                            [FORM OF TRANSFER NOTICE]

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

--------------------------------------------------------------------------------
Please print or typewrite name and address including zip code of assignee

--------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing _________________ attorney to transfer said Note on the books of the Company with full power of substitution in the premises.

By:
    ---------------------------------

Date:
      -------------------------------

                SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

     The following increases or decreases in this Global Note have been made:

                                                                                       Signature of
            Amount of decrease    Amount of increase    Principal Amount of this   authorized signatory
 Date of   in Principal Amount   in Principal Amount     Global Note following        of Trustee or
Exchange   of this Global Note   of this Global Note   such Decrease or increase   Securities Custodian
--------   -------------------   -------------------   -------------------------   --------------------

                                    ARTICLE 6
                             ORIGINAL ISSUE OF NOTES

     Section 6.01. Original Issue Of Notes; Further Issuances.

     (a) Notes due 2009 having an aggregate principal amount of $500,000,000 and Notes due 2014 having an aggregate principal amount of $500,000,000 may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company, signed by its Chairman, its Vice Chairman, its President, or any Vice President and its Treasurer or an Assistant Treasurer, without any further action by the Company.

     (b) The Company may, without notice to or the consent of the Holders of the Notes, issue additional notes of the same tenor as the Notes due 2009 or the Notes due 2014, so that such additional notes and the Notes due 2009 or the Notes due 2014, as applicable, shall form a single series. Any such Notes referred to in this Section 6.01(b) will be issued under a further supplemental indenture.

                                    ARTICLE 7
                                  MISCELLANEOUS

     Section 7.01. Ratification Of Indenture.

     The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

     Section 7.02. Trustee Not Responsible For Recitals.

     The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

     Section 7.03. Governing Law.

     This Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws.

     Section 7.04. Separability.

     In case any one or more of the provisions contained in this Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Supplemental Indenture or of the Notes, but this Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

     Section 7.05. Counterparts.

     This Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested on the date or dates indicated in the acknowledgments and as of the day and year first above written.

                                        INTERNATIONAL PAPER COMPANY


                                        By:       Rosemarie Loffredo
                                            ------------------------------------
                                            Name: Rosemarie Loffredo
                                            Title: Vice President - Treasury

Attest:


By:       Paula S. Bauer
    ---------------------------------


                                        THE BANK OF NEW YORK
                                        as Trustee


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested on the date or dates indicated in the acknowledgments and as of the day and year first above written.

                                        INTERNATIONAL PAPER COMPANY


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Attest:


By:
    ---------------------------------


                                        THE BANK OF NEW YORK
                                        as Trustee


                                        By:        Dorothy Miller
                                            ------------------------------------
                                            Name:  DOROTHY MILLER
                                            Title: VICE PRESIDENT